                                                                    EXHIBIT 23.1

The Board of Directors
Medialink Worldwide Incorporated:

We consent to the use of our reports included herein and to the reference to our firm under the heading 'Experts' in the prospectus.

                                          KPMG PEAT MARWICK LLP



New York, New York
January 21, 1997